FLEXSHARES® TRUST

FlexShares® Credit-Scored US Corporate Bond Index Fund

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

SUPPLEMENT DATED JUNE 12, 2020

TO THE SUMMARY PROSPECTUSES EACH DATED MARCH 1, 2020 (AS REVISED MARCH 12, 2020), AS SUPPLEMENTED

Mike T. Doyle is no longer a portfolio manager of both the FlexShares® Credit-Scored US Corporate Bond Index Fund and FlexShares® Credit-Scored US Long Corporate Bond Index Fund (each, a “Fund”). Bradley Camden and Brandon P. Ferguson continue to serve as portfolio managers to each Fund.

Accordingly, effective immediately, all references to Mike T. Doyle in the Summary Prospectus are hereby deleted.

Please retain this Supplement with your Summary Prospectus for future reference.